Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

10. FAIR VALUE MEASUREMENTS

As of December 31, 2010 and December 31, 2011, the carrying amount of the Company’s cash and restricted cash approximates fair value due to the short maturity of these instruments. The carrying value of the Company’s various receivable and payable balances approximate their market value based on their short-term maturities. There are no other financial assets or liabilities that are being measured at fair value on a recurring basis at December 31, 2010 or December 31, 2011. As described in the Discontinued Operations footnote, the level 3-classified contingent consideration liability arising out of the acquisition of Seed Music in 2009, which was $352,217 at December 31, 2009, was extinguished by June 30, 2010.

The Company tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. The Company measures the fair value of long-lived assets based using discounted cash flow modelling and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile. See Note 7 to the Consolidated Financial Statements for additional information of the impairment provision relating to the acquired intangible assets.